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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported )  September 26, 1997



                           CINCINNATI MICROWAVE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





           Ohio                       0-13136                   31-0903863
----------------------------       ----------------         --------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
       of incorporation)             File Number)            Identification No.)


   One Microwave Plaza, Cincinnati, Ohio                      45249-9502
 -----------------------------------------                -----------------
  (Address of principal executive office)                     (Zip Code)



Registrant's telephone number, including area code  (513) 489-5400



_______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

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Form 8-K                                             Cincinnati Microwave, Inc.



Item 7.  Financial Statements and Exhibits


(c) Exhibits.

    99(i) - Financial reports, as amended, as filed with the United States Bankruptcy Court for the Southern District of Ohio, Western Division, for the Company's operations during the period ended August 1997 (without exhibits to the Monthly Cash Statement (Form 5)).

    99(ii) - Agreement to provide omitted Schedules to Monthly Cash Statement upon request.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Cincinnati Microwave, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

September 26, 1997

                                              CINCINNATI MICROWAVE, INC.



                                       By: Kurt H. Stump
                                           ------------------------------------
                                           Kurt H. Stump
                                           President and Chief Executive Officer